EXHIBIT 10.2

                         SUNLAND ENTERTAINMENT CO., INC.

                                 Term Sheet for
                            Employment Agreement with
                            Jack Zeineh ("Executive")

     This term sheet (the "Term Sheet") is made as of the Commencement Date (as defined below), by and between Sunland Entertainment Co., Inc. and Executive.

         The parties have agreed to enter into a more formal agreement with respect to Executive's employment (the "Definitive Agreement"). Notwithstanding the foregoing or anything else to the contrary, this Term Sheet constitutes a binding agreement of the parties hereto, irrespective of whether or not the Definitive Agreement is ever entered into between the parties.

Position:                                   Chief  Science  Officer  of  Sunland
                                            Entertainment Co., Inc.  ("Sunland")
                                            and   Trestle    Acquisition   Corp.
                                            ("Trestle,"    and   together   with
                                            Sunland, "Company").

                                            As Chief Science Officer of Company,
                                            Executive   will  have  all  of  the
                                            authority  customarily afforded to a
                                            chief  science  officer.   Executive
                                            will  have full  responsibility  and
                                            authority for the  management of all
                                            matters  pertaining  to the research
                                            and development,  and production, of
                                            Trestle's products and services.  In
                                            all events, Executive will report to
                                            the Board of  Directors  of  Trestle
                                            and  Sunland,   and  the  respective
                                            Chairmen thereof.

Reorganization Date:                        The  date on  which  the  "Corporate
                                            Reorganization"  (as  defined in the
                                            Sunland  preliminary proxy statement
                                            filed  with the SEC on May 7,  2003)
                                            is consummated.

Board Observer Rights:                      Executive   will   have  the   right
                                            throughout   the  Term  (as  defined
                                            below)  to   attend   the  Board  of
                                            Directors'  meetings  of Trestle and
                                            Sunland,    and   any    committee's
                                            thereof,  as a non-voting  observer,
                                            and  to  receive   all   information
                                            provided to the directors thereof.

Commencement Date:                          On or before May 20, 2003,  with the
                                            specific  date to be agreed  upon by
                                            Company and Executive.

Term:                                       The three calendar  years  beginning
                                            on the Commencement Date.

Location of Employment:                     The   offices   being   acquired  by
                                            Company from Trestle Corp.,  or such
                                            other   location  in  the   Southern
                                            California  area  as may  constitute
                                            the principal  executive  offices of
                                            Trestle.


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Salary:                                     Company will pay Executive an annual
                                            base  salary of  $200,000.  The base
                                            salary  will be  subject  to  annual
                                            review  beginning  at the end of the
                                            first  year of the Term,  and may be
                                            increased  (but not  decreased)  for
                                            subsequent years.

Bonus: Company will pay Executive, in cash, an annual incentive bonus (the "Incentive Bonus") as follows:
                                            Executive will be paid the Incentive
                                            Bonus if Trestle  meets or  exceeds,
                                            for  each  of the  12-month  periods
                                            ended June 30,  2004,  2005 and 2006
                                            (each   a   "Bonus    Period"),    a
                                            combination    of   two    budgeted,
                                            measurable  metrics (the "Measurable
                                            Metrics"):   (i)   Trestle's   gross
                                            revenues and (ii)  Trestle's  EBITDA
                                            after  adding back all  amounts,  if
                                            any,  allocated to Trestle in excess
                                            of   amounts   provided   to  be  so
                                            allocated  in the budget for Trestle
                                            as  determined  by the  Sunland  and
                                            Trestle  Board of Directors for that
                                            Bonus    Period    prior    to   the
                                            commencement    thereof   (Trestle's
                                            EBITDA   as   so   adjusted   "Bonus
                                            EBITDA").  Within 60 days  following
                                            the end of each  Bonus  Period  (the
                                            date of such  comparison the "Review
                                            Date"),  Trestle's  actual  Revenues
                                            and  actual  Bonus  EBITDA  for that
                                            Bonus  Period  will be  compared  to
                                            Board-approved budgeted Revenues and
                                            Bonus  EBITDA for  Trestle  for that
                                            Bonus  Period.  Each  of the  actual
                                            Measurable     Metrics    will    be
                                            calculated as a percentage  above or
                                            below   each   of   the    projected
                                            Measurable    Metrics,    and   such
                                            percentages  will be added together,
                                            resulting  in a combined  measurable
                                            metric  (the  "Combined   Measurable
                                            Metric").    Executive    will    be
                                            compensated   on   his   performance
                                            relative to the Combined  Measurable
                                            Metric as follows:

                                            a) If the Combined Measurable Metric
                                            is positive 60% or greater, then the
                                            Executive  will receive an Incentive
                                            Bonus in an amount  equal to 100% of
                                            his  then   existing   annual   base
                                            salary; or

                                            b) If the Combined Measurable Metric
                                            is less than  positive  60%,  but is
                                            positive  30% or  greater,  then the
                                            Executive  will receive an Incentive
                                            Bonus in an  amount  equal to 50% of
                                            his  then   existing   annual   base
                                            salary; or

                                            c) If the Combined Measurable Metric
                                            is less than positive 30%, but is 0%
                                            or greater,  then the Executive will
                                            receive  an  Incentive  Bonus  in an
                                            amount  equal  to 10%  of  his  then
                                            existing annual base salary; or


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                                            d) If the Combined Measurable Metric
                                            is less than 0%, then the  Executive
                                            will  not  receive   any   Incentive
                                            Bonus.

                                            Notwithstanding  the  foregoing,  if
                                            any individual  Measurable Metric is
                                            negative  30% or  greater,  then the
                                            Executive   will  not   receive  any
                                            Incentive Bonus.

                                            The Company's Board of Directors, in
                                            its  sole and  absolute  discretion,
                                            may  elect  to pay to  Executive  an
                                            Incentive  Bonus  greater  than that
                                            provided   for  above   under   such
                                            circumstances   as  the   Board   of
                                            Directors deems appropriate.

                                            The Incentive Bonus, if any, will be
                                            paid to  Executive in cash within 30
                                            days following the Review Date.

Option: As soon as practicable following the Reorganization Date, Executive will be granted an option (the "Option") under Sunland's option plan to acquire a number of shares of Sunland's Common Stock (the "Option Shares") representing 5.0% of the then fully diluted outstanding shares of Common Stock (not including shares subject to the Option and based upon the treasury method of accounting, i.e., not including any options and/or warrants "out of the money" on the Reorganization Date). The Option will have a 10-year term and an exercise price equal to the fair market value (i.e., the mean between the closing bid and ask price) of Sunland's Common Stock on the date the Option is granted. The Option will become exercisable (i.e., vest) as to the Option Shares as follows:
                                            33.33%  of the  Option  Shares  will
                                            vest on the first anniversary of the
                                            Commencement Date, and the remaining
                                            Option  Shares  will  vest in  equal
                                            monthly    installments   over   the
                                            following  two years  commencing  on
                                            the   last   day   of   the    month
                                            immediately   following   the  first
                                            anniversary   of  the   Commencement
                                            Date. However,  the Option will vest
                                            in  full  immediately  if  Executive
                                            terminates  his  employment for Good
                                            Reason (as  defined  below) or there
                                            is a Change in Control  (as  defined
                                            below), and the Option will cease to
                                            be  exercisable  if the  Executive's
                                            employment  is terminated by Sunland
                                            for Cause (as defined below).

Change in Control:                          "Change  in  Control"  will mean the
                                            following:  (i)  except as  provided
                                            below,   Trestle   ceases  to  be  a
                                            majority-owned     subsidiary     of
                                            Sunland, or all or substantially all
                                            of the assets of Trestle are sold to
                                            any  entity  other  than  Sunland or
                                            another majority-owned subsidiary of
                                            Sunland;  or (ii)  the  acquisition,
                                            directly    or    indirectly    (and
                                            including   through


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                                            any merger or consolidation),  after
                                            the    Reorganization    Date,    of
                                            beneficial  ownership of  securities
                                            of  Sunland   possessing  more  than
                                            fifty  percent  (50%)  of the  total
                                            combined   voting   power   of   all
                                            outstanding securities of Sunland by
                                            any person or entity (or  "group" of
                                            affiliated   persons   or   entities
                                            within   the   meaning   of  Section
                                            13(d)(3) of the Securities  Exchange
                                            Act   of    1934,    as    amended).
                                            Notwithstanding  the  foregoing,   a
                                            "Change in Control" will not include
                                            any transaction  between Sunland, on
                                            the one hand,  and any subsidiary of
                                            Sunland,  including Trestle,  on the
                                            other  hand,   undertaken   for  the
                                            purpose  of  effecting  a  corporate
                                            reorganization   whereby  the  share
                                            ownership  of the  surviving  entity
                                            immediately      following      such
                                            transaction is held in substantially
                                            the same  proportions  as the  share
                                            ownership  of  Sunland   immediately
                                            prior to such transaction.

Expenses:                                   Executive   will  be   entitled   to
                                            reimbursement    of   all   business
                                            expenses   (including   home  office
                                            expenses) reasonably incurred.


Employee Benefits:                          Executive  will be  entitled  to not
                                            less than four weeks  paid  vacation
                                            per year,  with unused vacation time
                                            accruing  up to a  maximum  of eight
                                            weeks  (with  all  accrued  vacation
                                            time, if any, to which  Executive is
                                            entitled as of the Commencement Date
                                            as a  result  of  Executive's  prior
                                            employment       with      Trestle's
                                            predecessor  company being  excluded
                                            from such  maximum).  Executive also
                                            will be eligible to  participate  in
                                            all life, health (including medical,
                                            dental  an  vision)  and   long-term
                                            disability  insurance programs,  all
                                            pension,      profit-sharing     and
                                            retirement   plans   and  all  other
                                            fringe-benefit  plans and  programs,
                                            if  any,   available   to  executive
                                            employees  of  Company  from time to
                                            time.

Termination:                                Executive's    employment   may   be
                                            terminated  prior to the  expiration
                                            of  the  Term  (i)  by  Company  for
                                            Cause,   (ii)  by  Company   without
                                            Cause,  and (iii) by  Executive  for
                                            Good Reason. "Cause" will be defined
                                            to  include  (i) a  material  act of
                                            dishonesty,  a material act of fraud
                                            or other material  misconduct;  (ii)
                                            continued  failure by  Executive  to
                                            perform   Executive's  duties  under
                                            this  Term  Sheet or the  Definitive
                                            Agreement (other than as a result of
                                            Executive's     ill     health    or
                                            disability,  provided,  however,  if
                                            Executive  is unable to perform  his
                                            duties  and  obligations  under this
                                            Term   Sheet   or


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                                            the Definitive Agreement as a result
                                            of   Executive's   ill   health   or
                                            disability  for a period  of 90 days
                                            in  any  12-month  period,   Company
                                            shall  be  entitled   to   terminate
                                            Executive for Cause  pursuant to the
                                            terms  hereof);  or (iii) a material
                                            breach  of this  Term  Sheet  or the
                                            Definitive  Agreement by  Executive;
                                            in each case to the  extent the same
                                            is  not  remedied,  if  able  to  be
                                            remedied,  within 10  business  days
                                            following   Executive's  receipt  of
                                            written  notice  from the  Company's
                                            Board of  Directors  specifying  the
                                            circumstances   of   such   material
                                            breach   and   the   proposed   cure
                                            thereof,  if curable.  "Good Reason"
                                            will be defined  to include  (i) any
                                            material  adverse  alteration in the
                                            nature  or  status  of   Executive's
                                            responsibilities  or the  assignment
                                            to    Executive    of   any   duties
                                            inconsistent   with  his  status  as
                                            Co-President   or   President,    as
                                            applicable;  and (ii)  any  material
                                            breach  of this  Term  Sheet  or the
                                            Definitive  Agreement by Company not
                                            remedied,  if able  to be  remedied,
                                            within 10  business  days  following
                                            Company's  receipt of written notice
                                            from   Executive    specifying   the
                                            circumstances   of   such   material
                                            breach   and   the   proposed   cure
                                            thereof, if curable.

                                            If  Company  terminates  Executive's
                                            employment  for Cause,  Company will
                                            pay  Executive  (or  his  estate  or
                                            legal  representative)   Executive's
                                            accrued   and  unpaid   base  salary
                                            through the date of termination plus
                                            any   accrued   vacation   pay   and
                                            unreimbursed  expenses. If Executive
                                            terminates  his  employment for Good
                                            Reason,  Company will pay  Executive
                                            (i)  on  the  termination  date,  an
                                            amount equal to Executive's  accrued
                                            and unpaid  salary  through the date
                                            of  termination,  plus  any  accrued
                                            vacation   pay,   any   unreimbursed
                                            expenses  and  any  Incentive  Bonus
                                            then  earned but not  already  paid;
                                            (ii)  within  two  weeks  after  the
                                            termination date, a lump-sum payment
                                            payable as follows:  (a) if there is
                                            less than one year  remaining in the
                                            Term, a payment  equal to six months
                                            of  Executive's  base salary as then
                                            in  effect,  or (b) if  there is one
                                            year  or  greater  remaining  in the
                                            Term, a payment equal to one year of
                                            Executive's  base  salary as then in
                                            effect;  and  (iii)  within  60 days
                                            after  the  end of the  first  Bonus
                                            Period ending after the  termination
                                            date, a prorated portion (based upon
                                            the number of days during such Bonus
                                            Period  Executive  was  employed  by
                                            Company) of the Incentive Bonus that
                                            would   otherwise   be   payable  to
                                            Executive with respect to that Bonus
                                            Period.   If   Company    terminates
                                            Executive  without  Cause,   Company
                                            will  pay   Executive   (i)  on  the
                                            termination date, an amount equal to
                                            Executive's   accrued   and   unpaid
                                            salary    through    the   date   of
                                            termination,    plus   any   accrued


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                                            vacation   pay,   any   unreimbursed
                                            expenses  and  any  Incentive  Bonus
                                            then  earned but not  already  paid;
                                            (ii)  within  two  weeks  after  the
                                            termination date, a lump-sum payment
                                            payable as follows:  (a) if there is
                                            eighteen months or greater remaining
                                            in the  Term,  a  payment  equal  to
                                            Executive's   base  salary  then  in
                                            effect  for  the  remainder  of  the
                                            Term,  (b) if there is greater  than
                                            one  year  but  less  than  eighteen
                                            months  remaining  in  the  Term,  a
                                            payment   equal   to  one   year  of
                                            Executive's  base  salary as then in
                                            effect, or (c) if there is less than
                                            one year  remaining  in the Term,  a
                                            payment   equal  to  six  months  of
                                            Executive's  base  salary as then in
                                            effect, or; and (iii) within 60 days
                                            after  the  end of the  first  Bonus
                                            Period ending after the  termination
                                            date, a prorated portion (based upon
                                            the number of days during such Bonus
                                            Period  Executive  was  employed  by
                                            Company) of the Incentive Bonus that
                                            would   otherwise   be   payable  to
                                            Executive with respect to that Bonus
                                            Period.

Indemnification:                            Company will indemnify  Executive in
                                            his   capacity   as  an  officer  or
                                            director  of  Company  and  hold him
                                            harmless  from  any  cost,   expense
                                            (including   attorneys'   fees)   or
                                            liability arising out of or relating
                                            to any act or  decision  made by him
                                            on behalf  of,  or in the  course of
                                            performing  services for, Company to
                                            the  fullest  extent   permitted  by
                                            applicable  law,  but in all  events
                                            consistent with the  indemnification
                                            provided   to   all   officers   and
                                            directors    of    Sunland.     Such
                                            indemnification   will  survive  the
                                            Term.


Confidentiality:                            On the Commencement Date,  Executive
                                            will     execute     an     Employee
                                            Confidentiality    and    Inventions
                                            Agreement  in  the  form  previously
                                            presented to Executive.


Miscellaneous:                              Until such time that the  Definitive
                                            Agreement  is  executed,  this  Term
                                            Sheet  will  constitute  the  entire
                                            agreement and  understanding  of the
                                            parties in  respect  of its  subject
                                            matters and will supersede all prior
                                            understandings,    agreements,    or
                                            representations   by  or  among  the
                                            parties,  written  or  oral,  to the
                                            extent they relate in any way to the
                                            subject  matter  hereof.  This  Term
                                            Sheet may not be amended or modified
                                            except by the  Definitive  Agreement
                                            or  another  instrument  in  writing
                                            signed  on  behalf  of  each  of the
                                            parties hereto.  No waiver of any of
                                            the  provisions  of this Term  Sheet
                                            shall be deemed or shall  constitute
                                            a  waiver  of  any  other  provision
                                            hereof (whether or not similar), nor
                                            shall  such  waiver   constitute   a
                                            continuing  waiver unless  otherwise


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                                            expressly provided.  This Term Sheet
                                            shall  be  construed  in  accordance
                                            with  the  laws  of  the   State  of
                                            California  without giving effect to
                                            its  conflicts  of  law  principles.
                                            Whenever  possible each provision of
                                            this Term Sheet shall be interpreted
                                            in such  manner  as to be  effective
                                            and valid under  applicable law, but
                                            if any  provision of this Term Sheet
                                            shall  be or  become  prohibited  or
                                            invalid under  applicable  law, such
                                            provision  shall be  ineffective  to
                                            the  extent of such  prohibition  or
                                            invalidity without  invalidating the
                                            remainder  of such  provision or the
                                            remaining  provisions  of this  Term
                                            Sheet.   This  Term   Sheet  may  be
                                            executed    in   any    number    of
                                            counterparts, each of which shall be
                                            deemed to be an original, but all of
                                            which together shall  constitute one
                                            and the same instrument.


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         In witness whereof, the parties have executed this Term Sheet as of the
20th day of May, 2003.

Company:                                       Executive:

SUNLAND ENTERTAINMENT CO., INC.



By:      /s/ Michael Doherty                    /s/ Jack Zeineh
   ----------------------------------          -------------------------------
Name:    Michael Doherty                       Jack Zeineh
Its:     Chairman



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